UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 28, 2025 (January 27, 2025)

ConocoPhillips

(Exact name of registrant as specified in its charter)

Delaware	001-32395	01-0562944
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

925 N. Eldridge Parkway
Houston, Texas 77079

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 293-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	COP	New York Stock Exchange
7% Debentures due 2029	CUSIP – 718507BK1	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2025, Christopher P. Delk announced his decision to retire as vice president, Controller and General Tax Counsel of ConocoPhillips (the “Company). He will remain in his position as vice president, Controller and General Tax Counsel until March 1, 2025. In connection with Mr. Delk’s retirement, the Board of Directors of the Company approved the following changes to the Company’s senior management, which will be effective March 1, 2025:

•	Kontessa S. Haynes-Welsh, currently vice president and Treasurer, will become vice president and Controller.

•	Philip M. Gresh, currently vice president, Investor Relations, will become vice president, Investor Relations and Treasurer.

Ms. Haynes-Welsh, age 50, served as vice president and Treasurer of the Company since November 2022. Prior to serving as vice president and Treasurer, Ms. Haynes-Welsh was the Company’s Chief Accounting Officer from March 2021 to November 2022, and before that served as Assistant Controller of the Company from January 2020 to February 2021. There is no arrangement or understanding between Ms. Haynes-Welsh and any other person pursuant to which Ms. Haynes-Welsh was appointed as Vice president and Controller. There are no family relationships between Ms. Haynes-Welsh and any of the Company’s directors or executive officers. There have been no related party transactions involving Ms. Haynes-Welsh (or any of her immediate family members) during the period since December 31, 2023.

Ms. Haynes-Welsh will participate in the compensation programs described under “Compensation Discussion and Analysis” beginning on page 66 of ConocoPhillips’ Proxy Statement relating to its 2024 Annual Meeting of Stockholders, as filed with the SEC on April 1, 2024, which description is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

/s/ Kelly B. Rose
Kelly B. Rose
Senior Vice President, Legal, General Counsel and Corporate Secretary

January 28, 2025

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